SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2007 (August 30, 2007)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-21719 (Commission File Number)	35-1929476 (IRS Employer Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-459-3553

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On August 30, 2007, Steel Dynamics, Inc. issued a press release entitled “Steel Dynamics Updates Third Quarter Earnings Guidance” containing information about the company’s anticipated results of operations for the three-month period ending September 30, 2007, the expanded stock repurchase program and the regular and special quarterly dividend.

The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1

Item 9.01.                                          Financial Statements and Exhibits

(c)           Exhibits.

Exhibit Number	Description
99.1	A press release dated August 30, 2007 titled “Steel Dynamics Updates Third Quarter Earnings Guidance.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: September 4, 2007	By:	Theresa E. Wagler
	Title:	Vice President & Chief Financial Officer